Exhibit 10(iii)31

                             FIRST AMENDMENT TO THE
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                             SAVINGS INCENTIVE PLAN

      WHEREAS, Central Hudson Gas & Electric Corporation (the "Sponsor") adopted the Central Hudson Gas & Electric Corporation Savings Incentive Plan (the "Plan"), most recently restated effective January 1, 2004; and

      WHEREAS, the Sponsor desires to amend the Plan;

      NOW, THEREFORE, the Sponsor amends the Plan as follows:

      1. Effective for each payroll period beginning on or after February 15, 2004, Section 6.6 of the Plan is hereby amended by replacing subsection (c) thereof with the following paragraphs:

      (c) Griffith Employees. The amount of any such Regular Matching Contribution made to Griffith Employees shall be equal to 100% of the Tax-Deferred Contributions made for the Contribution Period on behalf of such Eligible Employee up to, but not exceeding, the "match level". For purposes of this paragraph, the "match level" means 4% of the Eligible Employee's Compensation for the Contribution Period, excluding any Compensation earned by the Eligible Employee during the Contribution Period, but prior to the date on which he first became an Eligible Employee.

      (d) SCASCO Employees. The amount of any such Regular Matching Contribution made to SCASCO Employees shall be equal to 50% of the Tax-Deferred Contributions made for the Contribution Period on behalf of such Eligible Employee up to, but not exceeding, the "match level". For purposes of this paragraph, the "match level" means 8% of the Eligible Employee's Compensation for the Contribution Period, excluding any Compensation earned by the Eligible Employee during the Contribution Period, but prior to the date on which he first became an Eligible Employee.

      IN WITNESS WHEREOF, the Sponsor has executed this instrument this 6th day of February, 2004.

                                        CENTRAL HUDSON GAS & ELECTRIC
                                        CORPORATION


                                        By: /s/_________________________
                                        Name:  Paul J. Ganci
                                        Title: Chairman of the Board